Exhibit 10.61

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of October 16, 2023, by and among Genco Shipping & Trading Limited, a company incorporated under the laws of the Republic of the Marshall Islands (the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto and Nordea Bank Abp, New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent and Security Trustee (in such capacities, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto are party to that certain Credit Agreement, dated as of August 3, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of November 8, 2022, as amended by that certain Second Amendment to Credit Agreement, dated May 30, 2023, and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time and in effect prior to the date hereof, the “Credit Agreement”).

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement.

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided.

NOW, THEREFORE, it is agreed:

I.	Amendment to Credit Agreement.

Section 2.10(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e)Reinvestment Rights.  On any Collateral Disposition Date, the Borrower shall be entitled to deposit any amounts which it would have been required to prepay pursuant to Section 2.10(b)(iv) on such Collateral Disposition Date in a cash collateral account (each, a “Cash Collateral Account”) with the Collateral Agent, which account shall be subject to an account pledge agreement on terms substantially similar to those set forth in the Pledge Agreement and subject to a control agreement which shall be a “blocked” control agreement.  Within 360 days after a Collateral Disposition Date (the “Reinvestment Period”), the Borrower will be entitled to use the funds on deposit in the Cash Collateral Account in connection with any Permitted Collateral Vessel Acquisition, provided that the Borrower is in compliance with paragraphs (i) and (iv) of the definition of “Permitted Collateral Vessel Acquisition” as of the date of any use of the funds in the Cash Collateral Account, provided further that the last day of the Reinvestment Period for the funds in the Cash Collateral Account in connection with the Collateral Disposition of the Collateral Vessel “Genco Provence” shall be extended to January 26, 2024.  Any funds in the account after the Reinvestment Period for any Collateral Disposition will be applied as a prepayment of the Credit Facilities pursuant to Section 2.10(d).”.

II.	Miscellaneous Provisions.
1.In order to induce the Lenders to enter into this Third Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date (as defined below) after giving effect to this Third Amendment and (ii) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date after giving effect to this Third Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty that by its terms is made as of a specific date shall be true and correct in all material respects as of such specific date).
2.This Third Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement and the other Credit Documents or any of the other instruments or agreements referred to therein except as set forth herein or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, the other Credit Documents or any of the other instruments or agreements referred to therein. The Administrative Agent, the Collateral Agent and the Lenders expressly reserve all their rights and remedies except as expressly set forth in this Third Amendment.
3.This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, all of which shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Third Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
4.THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
5.This Third Amendment shall become effective as of the date (the “Third Amendment Effective Date”) when the Borrower, the Subsidiary Guarantors and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of email) the same to White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020-1095; Attention: Syed Bukhari (email: syed.bukhari@whitecase.com).

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6.From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby. From and after the Third Amendment Effective Date, this Third Amendment shall for all purposes constitute a Credit Document.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

GENCO SHIPPING & TRADING LIMITED,
as the Borrower

By: /s/ Peter Allen

Name: Peter Allen
Title: CFO

GENCO INVESTMENTS LLC

BALTIC TRADING LIMITED

GENCO HOLDINGS LIMITED,

each as a Guarantor

By: /s/ Peter Allen

Name: Peter Allen
Title: VP

[Signature page to Genco 2021 - Third Amendment]

BALTIC BEAR LIMITED

BALTIC HORNET LIMITED

BALTIC LION LIMITED

BALTIC MANTIS LIMITED

BALTIC SCORPION LIMITED

BALTIC TIGER LIMITED

BALTIC WASP LIMITED

BALTIC WOLF LIMITED

GENCO AQUITAINE LIMITED

GENCO ARDENNES LIMITED

GENCO AUGUSTUS LIMITED

GENCO AUVERGNE LIMITED

GENCO BOURGOGNE LIMITED

GENCO BRITTANY LIMITED

GENCO CLAUDIUS LIMITED

GENCO COLUMBIA LIMITED

GENCO COMMODUS LIMITED

GENCO CONSTANTINE LIMITED

GENCO DEFENDER LIMITED

GENCO ENDEAVOUR LIMITED

GENCO ENTERPRISE LIMITED

GENCO FREEDOM LIMITED

GENCO HADRIAN LIMITED

GENCO HUNTER LIMITED

GENCO LANGUEDOC LIMITED

GENCO LIBERTY LIMITED

GENCO LONDON LIMITED

GENCO MAGIC LIMITED

GENCO MAXIMUS LIMITED

GENCO PICARDY LIMITED

GENCO PREDATOR LIMITED

GENCO PROVENCE LIMITED

GENCO PYRENEES LIMITED

GENCO RESOLUTE LIMITED

GENCO RHONE LIMITED

GENCO TIBERIUS LIMITED

GENCO TITUS LIMITED

GENCO VIGILANT LIMITED

GENCO WARRIOR LIMITED

GENCO WEATHERLY LIMITED,

as Guarantors

By: /s/ Peter Allen

Name: Peter Allen
Title: CFO

[Signature page to Genco 2021 - Third Amendment]

NORDEA BANK ABP, NEW YORK BRANCH, as Administrative Agent

By: /s/ Erik Havnvik

Name: Erik Havnvik
Title: MD

By: /s/ Anna Cecilie Ribe

Name: Anna Cecilie Ribe

Title: Associate

[Signature page to Genco 2021 - Third Amendment]

NORDEA BANK ABP, NEW YORK BRANCH, as a Lender

By: /s/ Erik Havnvik

Name: Erik Havnvik
Title: MD

By: /s/ Anna Cecilie Ribe

Name: Anna Cecilie Ribe

Title: Associate

[Signature page to Genco 2021 - Third Amendment]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as a Lender

By: /s/ Gjert Moberg

Name: Gjert Moberg
Title:

By: /s/ Tormod Riple

Name: Tormod Riple

Title:

[Signature page to Genco 2021 - Third Amendment]

DNB CAPITAL LLC, as a Lender

By: /s/ Cathleen Buckley

Name: Cathleen Buckley

Title: Senior Vice President

By: /s/ Andrew J. Shohet

Name: Andrew J. Shohet
Title: Senior Vice President

[Signature page to Genco 2021 - Third Amendment]

FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender

By: /s/ Christiane Lombardi

Name: Christiane Lombardi

Title: Director

[Signature page to Genco 2021 - Third Amendment]

ING BANK N.V., LONDON BRANCH, as a Lender

By: /s/ Stephen Fenster

Name: Stephen Fenster
Title: Global Head of Shipping, ING

By: /s/ Paul Thom

Name: Paul Thom

Title: Director

[Signature page to Genco 2021 - Third Amendment]

CTBC BANK CO. LTD., as a Lender

By: /s/ Kevin Lee

Name: Kevin Lee

Title: Vice President